UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2007


                      BLACKROCK KELSO CAPITAL CORPORATION
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                   000-51327               20-2725151
             --------                 -----------------      ------------------
  (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)             File Number)         Identification No.)


             40 East 52nd Street, New York, New York                 10022
             ---------------------------------------                 -----
             (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (212) 810-5800
                                                           --------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On February 8, 2007, BlackRock Kelso Capital Corporation ("BlackRock Kelso") amended its $225,000,000 senior secured, multi-currency, revolving credit facility (the "Facility") due December 6, 2010. The amended Facility increases total commitments outstanding to $400,000,000 and provides for BlackRock Kelso to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $1,000,000,000. Pricing remains at 87.5 basis points over LIBOR. The Facility will be used to supplement BlackRock Kelso's equity capital to make additional portfolio investments.

From time to time, certain of the lenders provide customary commercial and investment banking services to BlackRock Kelso.

The amendment to the Facility is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number      Description
--------------      -----------

99.1 Amendment No. 1 and Agreement, dated as of February 8, 2007, to the Senior Secured Revolving Credit Agreement, dated as of December 6, 2006, among BlackRock Kelso Capital Corporation, the lenders party thereto and Citibank, N.A., as Administrative Agent


Forward-Looking Statements

Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. BlackRock Kelso undertakes no duty to update any forward-looking statements made herein.

                            [Signature page follows]

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       BlackRock Kelso Capital Corporation
                                  (Registrant)


                                            By: /s/ Frank D. Gordon
                                                -------------------------------
Date: February 12, 2007                         Frank D. Gordon
                                                Chief Financial Officer